[EXHIBIT 10jj TO COLONIAL GAS COMPANY
                        FORM 10-K FOR YEAR ENDING 12/31/93]

                                                933003
                             SERVICE AGREEMENT
                    (APPLICABLE TO RATE SCHEDULE PSS-T)

   This Agreement ("Agreement") is made and entered into this 1st day of August, 1993, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Colonial Gas Company a Massachusetts Corporation (herein called "Customer" whether one or more persons).

       WHEREAS, Algonquin and Customer entered into a Service Agreement dated April 2, 1990 for service under Rate Schedule PSS-T; and

       WHEREAS, Algonquin applied for authority to institute new service agreements under Rate Schedule PSS-T as part of its compliance filing under FERC Order No. 636 in Docket No. RS92-28-000; and

        WHEREAS,   the   Federal  Energy  Regulatory  Commission   approved
   Algonquin's compliance filing in Docket No. RS92-28-000 by orders dated February 11, 1993 and May 13, 1993; and

       WHEREAS, Algonquin and Customer agree to execute a superseding service agreement under Rate Schedule PSS-T to conform with the terms approved in the Commission's orders in Docket No. RS92-28-000;

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                 ARTICLE I
                            SCOPE OF AGREEMENT

   1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule PSS-T, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

           Maximum Daily Transportation Quantity          2,222 MMBtu
           Maximum Annual Transportation Quantity       811,030 MMBtu

   1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities;
       provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.


                                ARTICLE II
                             TERM OF AGREEMENT

   2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending March 31, 2012 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Section 8 of the General Terms and Conditions.

   2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.


                                ARTICLE III
                               RATE SCHEDULE

   3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule PSS-T as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed.

   3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

   3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule PSS-T, (b) Algonquin's Rate Schedule PSS-T, pursuant to which service hereunder is rendered or
       (c) any provision of the General Terms and Conditions applicable to Rate Schedule PSS-T. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                ARTICLE IV
                            POINT(S) OF RECEIPT

   Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Point of Receipt.


                                 ARTICLE V
                           POINT(S) OF DELIVERY

   Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Point of Delivery.

                                ARTICLE VI
                                 ADDRESSES

   Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:


       (a) Algonquin:  Algonquin Gas Transmission Company
                       1284 Soldiers Field Road
                       Boston, MA  02135
                       Attn:  John J. Mullaney
                              Vice President, Marketing



       (b) Customer:   Colonial Gas Company
                       40 Market Street
                       P.O. Box 3064
                       Lowell, MA  01853
                       Attn:  John P. Harrington
                              Vice President, Gas Supply


   or such other address as either party shall designate by formal written notice.


                                ARTICLE VII
                              INTERPRETATION

   The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.


                               ARTICLE VIII
                        AGREEMENTS BEING SUPERSEDED

   When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.


   Service Agreement executed by Customer and Algonquin under Rate Schedule PSS-T dated April 2, 1990.


   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                   ALGONQUIN GAS TRANSMISSION COMPANY



                   By:  /s/ John J. Mullaney

                   Title:  Vice President, Marketing


                   COLONIAL GAS COMPANY



                   By:  /s/ John P. Harrington

                   Title: Vice President, Gas Supply



                                 Exhibit A

                            Point(s) of Receipt

                           Dated: August 1, 1993


        To the Service Agreement under Rate Schedule PSS-T between
            Algonquin Gas Transmission Company (Algonquin) and
      Colonial Gas Company (Customer) Concerning Point(s) of Receipt


                        Maximum Daily              Maximum
   Point of          Receipt Obligation            Receipt Pressure
   Receipt               (MMBtu)                     (Psig)

   Lambertville, NJ       2,222                At any Pressure requested
                                               by Algonquin not in excess
                                               of 750 Psig.



   Signed for Identification

   Algonquin: /s/ John J. Mullaney

   Customer:  /s/ John P. Harrington

   Supersedes Exhibit A Dated ____________________________


                             SERVICE AGREEMENT
                    (APPLICABLE TO RATE SCHEDULE PSS-T)


                                 Exhibit B

                           Point(s) of Delivery


                           Dated: August 1, 1993


        To the Service Agreement under Rate Schedule PSS-T between
            Algonquin Gas Transmission Company (Algonquin) and
      Colonial Gas Company (Customer) Concerning Point(s) of Delivery



                             Maximum Daily              Minimum
   Point of             Delivery Obligation           Delivery Pressure
   Delivery                  (MMBtu)                      (Psig)

   Bourne, MA                  766                         200

   Sagamore, MA              1,456                         200



   Signed for Identification


   Algonquin: /s/ John J. Mullaney

   Customer:  /s/ John P. Harrington

   Supersedes Exhibit B Dated ____________________________


                [END OF EXHIBIT 10jj TO COLONIAL GAS COMPANY
                    FORM 10-K FOR YEAR ENDING 12/31/93]